UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 17, 2016

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2016, the boards of directors of TrustCo Bank Corp NY (“TrustCo”) and of its subsidiary Trustco Bank approved an amendment and restatement of the Trustco Bank Executive Officer Incentive Plan (the “Plan”). (The Plan was formerly referred to by TrustCo as the 2011 Restatement of Trustco Bank Executive Officer Incentive Plan.)

Amendments to the Plan included the following;

1.	Providing that TrustCo’s Compensation Committee (the “Committee”) may select the executive officers to participate in the plan and establish the performance goals and potential incentive awards for a fiscal year within the first ninety (90) days following commencement of such fiscal year (prior to this amendment, such participant selection and performance goal and potential incentive award establishment had to be determined prior to the fiscal year);

2.	Providing that the Committee may select executive officers other than those recommended by the Chief Executive Officer of Trustco Bank for participation;

3.	Adding a list of measures upon which performance goals under the may be based;

4.	Providing that the performance goals established for any fiscal year may be absolute, based solely on the performance of Trustco Bank or an affiliate, as well as relative, based on Trustco Bank’s or an affiliate’s performance relative to one or more peer companies (prior to this amendment, all performance goals were relative);

5.	Providing that calculation of the performance goals will exclude infrequent, unusual or one-time nonrecurring items;

6.	Providing that the Committee rather than the Board must certify achievement of the performance goals for any fiscal year;

7.	Providing that the Committee may require that payment of all or a portion of any incentive award be deferred to one or more years following a performance year and that payment of such deferred amounts may be contingent on continued employment of the participant and the achievement of one or more performance goals during the deferral period, which payment may be at a percentage above, equal to or below 100% of the amount deferred depending on the level of achievement of the performance goals during the deferral period, and providing for rules relating to the treatment of deferred amounts to the extent that participants terminate employment prior to or during the deferral period;

8.	Revising the claims procedures a participant may follow if he or she disagrees with any decision about participation or payments of any incentive award under the Plan; and

9.	Providing for certain other amendments intended to clarify the intent of certain provisions and language in the Plan.

The foregoing description is only a summary of certain of the changes to the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10(a).

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

10(a)	Trustco Bank Executive Officer Incentive Plan (Amended and Restated as of February 16, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 17, 2016

TrustCo Bank Corp NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Senior Vice President and
Chief Financial Officer